UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

AML COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of Annual Meeting of Stockholders
to be held September 13, 2007

Dear Stockholder:

You are cordially invited to attend the 2007 Annual Meeting of Stockholders of AML Communications, Inc., (the “Company”) which will be held on Thursday, September 13, 2007, at 10:00 a.m. at the office of the Company, 1000 Avenida Acaso, Camarillo, California 93012.

At the Annual Meeting, stockholders will be asked to consider the following proposals:

1.                To elect 5 directors as described in the accompanying Proxy Statement to hold office until the 2008 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.                To ratify the appointment of Kabani & Company, Inc. as our Independent Registered Public Accounting Firm for the fiscal year ending March 31, 2008.

3.                To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on July 20, 2007 as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Only stockholders of record as of the Record Date are entitled to such notice and to vote at the Annual Meeting.

All of the Company’s stockholders are invited to attend the Annual Meeting. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON, EVEN IF YOU SEND IN YOUR PROXY TO THE MEETING.

By Order of the Board of Directors,

Edwin J. McAvoy
Secretary
Camarillo, California
July 27, 2007

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

The proxy statement and form of proxy are dated July 27, 2007 and are first being mailed to stockholders on or about August 9, 2007.

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of AML Communications, Inc. (the “Company” or “AML”) of proxies for use at the 2007 Annual Meeting of Stockholders of AML Communications, Inc. (the “Annual Meeting”) to be held on Thursday, September 13, 2007, at 10:00 a.m. at the office of the Company, 1000 Avenida Acaso, Camarillo, California 93012 and at any adjournment(s) or postponement(s) thereof.

We will only deliver one Proxy Statement and Annual Report to multiple stockholders sharing an address unless we have received contrary instructions from one or more of the stockholders. We will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

AML Communications Inc.
Attn:  Corporate Secretary
1000 Avenida Acaso
Camarillo, CA  93012
Telephone: (805) 388-1345

If you are receiving multiple copies of our Proxy Statement and Annual Report and would like to receive only one copy, you may contact us at the above address or telephone number.

VOTING RIGHTS

Stockholders of record as of the close of business on July 20, 2007 (the “Record Date”) have the right to receive notice of and to vote at the Annual Meeting. On July 20, 2007, AML had issued and outstanding 10,256,666 shares of Common Stock, $.01 par value (the “Common Stock”), the only class of voting securities outstanding.

Each stockholder of record as of the Record Date will be entitled to one vote for each share of Common Stock held as of the Record Date. The presence at the Annual Meeting in person or by proxy of a majority of the shares of Common Stock outstanding as of the Record Date will constitute a quorum for transacting business. Abstentions, votes withheld and “broker non-votes” are counted for purposes of determining the presence of a quorum for the transaction of business. Directors are elected by a plurality of the votes cast in the election. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. The affirmative vote of the holders of a majority of the shares of Common Stock, present at the meeting in person or by proxy, is required to approve all other proposals brought before the meeting. Shares which abstain from voting as to these matters and shares held in “street name” by brokers or nominees who indicate on their proxy that they do not have discretionary authority to vote such shares as to these matters (broker non-votes), will not be counted as votes in favor of such matters. For purposes of determining whether the affirmative vote of a majority of shares present at the meeting and entitled to vote on a proposal has been obtained, abstentions will be included in, and broker non-votes will be excluded from, the number of shares present and entitled to vote. Accordingly, abstentions will have the effect of a vote “against” the matter and broker non-votes will have the effect of reducing the number of affirmative votes required to achieve the majority vote.

PERSONS MAKING THE SOLICITATION

The Proxy is solicited on behalf of the Board of Directors of the Company. The only solicitation materials to be sent to stockholders will be this Proxy Statement and the accompanying Proxy. The Board of Directors does not intend to use specially engaged employees or paid solicitors. The Board of Directors also intends to solicit Proxies held on behalf of stockholders by brokers, dealers, banks and voting trustees or their nominees. The Company will pay all reasonable expenses by such holders for mailing the solicitation material to the stockholders for whom they hold shares. All solicitation expenses are being paid by the Company.

TERMS OF THE PROXY

The enclosed Proxy indicates the matters to be acted upon at the Annual Meeting and provides a box to be marked to indicate the manner in which the stockholder’s shares are to be voted with respect to such matters. By appropriately marking the boxes, a stockholder may specify, with respect to the election of directors, whether the Proxy holder shall vote for or be without authority to vote on any or all candidates, and with respect to all other matters, whether the Proxy holder shall vote for or against or be without authority to vote on such matters.

The Proxy also confers upon the holders thereof discretionary voting authority with respect to such other business as may properly come before the Annual Meeting.

Where a stockholder has appropriately directed how the Proxy is to be voted, the shares will be voted in accordance with the stockholder’s direction. In the absence of instructions, shares represented by valid Proxies will be voted for the five nominees for director and for the confirmation of Kabani & Company, Inc. as our independent accountants. If any other matters are properly presented at the Annual Meeting, the persons named in the Proxy will vote or refrain from voting in accordance with their best judgment. A Proxy may be revoked at any time prior to its exercise by giving written notice of the revocation thereof to the Corporate Secretary of the Company or by filing a duly executed Proxy bearing a later date. Stockholders may also vote in person if they attend the Annual Meeting even though they have executed and returned a Proxy.

The Company’s principal executive offices are located at 1000 Avenida Acaso, Camarillo, California 93012 and its phone number is (805) 388-1345.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of July 20, 2007, by (i) each person known to the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each Director of the Company, (iii) the Chief Executive Officer and the two most highly compensated officers (collectively, the “Named Executive Officers”) and (iv) all Directors and executive officers as a group. Except as otherwise noted, each named beneficial owner has sole voting and investment power with respect to the shares owned.

	Amount and
	Nature of		Percent of
	Beneficial		Outstanding
	Ownership		Common
Beneficial Owner	of Common Stock		Stock(1)
Jacob Inbar(2)	1,775,834	(3)(4)	16.46%
Tiberiu Mazilu(2)	1,080,033	(5)(6)	10.09%
Edwin J. McAvoy(2)	723,471	(7)	6.80%
Richard W. Flatow(2)	160,804	(8)	1.54%
Gerald M. Starek(2)	324,642	(9)	3.13%
All current executive officers and directors as a group (5 persons)(10)	4,064,784	(10)	34.20%

(1)   Applicable percentage of ownership is based on 10,256,666 shares of Common Stock outstanding as of July 20, 2007, together with applicable options for such stockholder exercisable within 60 days. Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage of any other person.

(2)   The address of such person is 1000 Avenida Acaso, Camarillo, California 93012.

(3)   All shares, other than shares issuable pursuant to options, are held in the Inbar Trust U/A/D 3/13/90. Mr. Inbar and his wife, Catherine Inbar, are the trustees with shared voting power with respect to such shares.

(4)   Includes 532,083 shares issuable pursuant to options exercisable within 60 days.

(5)   Includes 252,595 shares owned by Tiberiu Mazilu; 324,422 shares owned by Tiberiu Mazilu and Doina Mazilu, Trustees of the Mazilu Family Trust dated 4/5/96; and 70,000 shares owned by Crina Izvemariu and Doina Mazilu, Trustees of Izvemariu Exemption Trust dated 5/26/02.

(6)   Includes 447,916 shares issuable pursuant to options exercisable within 60 days.

(7)   Includes 385,416 shares issuable pursuant to options exercisable within 60 days.

(8)   Includes 151,875 shares issuable pursuant to options exercisable within 60 days.

(9)   Includes 110,625 shares issuable pursuant to options exercisable within 60 days.

(10) Shares of Common Stock subject to options exercisable within 60 days are deemed outstanding for computing the percentage ownership of all current executive officers and directors as a group.

Change in Control

To the knowledge of management, there are no present arrangements that may result in a change of control of the Company, nor has any change in control occurred since the beginning of our last fiscal year.

Proposal No. 1

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting to hold office until the 2008 Annual Meeting of Stockholders and until their successors have been elected and qualified. Each Proxy, unless otherwise specified, will be voted for the election to the Board of Directors of the nominees set forth below. The Directors shall be elected by a plurality of the votes of shares present in person or represented by proxy at the meeting.

In the event that a nominee for director listed below should become unavailable for election for any reason, the persons named in the accompanying Proxy have the right to use their discretion to vote for such other person as may be determined by the holders of such proxies. To the best of the Company’s knowledge, the nominees are and will be available to serve.

The following table sets forth the names and ages of the nominees, the year each nominee was first elected as a director, and the positions each nominee holds with the Company.

Nominees for term expiring in 2008:

Name	Age	Positions	Director Since
Tiberiu Mazilu, Ph.D.	61	Vice President of Engineering and Director	2001
Richard W. Flatow	66	Director	1995
Edwin J. McAvoy	63	Vice President of Sales, Director, and Corporate Secretary	2001
Jacob Inbar	58	Chairman of the Board, Chief Executive Officer, and President	1986
Gerald M. Starek	66	Director	1999

Background of the Nominees and Directors

Jacob Inbar is a co-founder of the Company, has been a Director since its inception and has been the Company’s Chairman of the Board of Directors since December 1995. Mr. Inbar has held the positions of President and Chief Executive Officer since February 2001 and previously held these positions from the Company’s inception until February 1999. Mr. Inbar holds a B.S. in Electrical Engineering from Ben Gurion University, Israel and an M.B.A. from California Lutheran University.

Tiberiu Mazilu, Ph.D. is a co-founder of the Company and has served as its Vice President of Engineering since February 2001 and as a Director since March 2001. Dr. Mazilu previously served as the Company’s Technical Fellow from March 2000 until February 2001, as Vice President, Engineering from February 1999 to March 2000, as Vice President, Custom Products and Director from January 1987 to February 1999. Dr. Mazilu served as the Company’s Chairman of the Board from January 1987 until September 1995. Dr. Mazilu holds a Ph.D. in Electrical Engineering, with a specialty in electromagnetics, from the University of California, Los Angeles.

Edwin J. McAvoy is a co-founder of the Company and has served as its Vice President, Sales and Marketing and as a Director since March 2001. Mr. McAvoy previously served as the Company’s Vice President, Sales and Marketing and as a Director from November 1986 until February 1999 and then as Director of Custom Programs from March 1999 to September 2000. Mr. McAvoy holds a B.S. degree in Applied Engineering from Technical College, Grimsby, England.

Richard W. Flatow has been a director of the Company since December, 1995, and has been the President of RWF Enterprises, a management consulting firm he founded in 1994. From 1993 to 1994, Mr. Flatow was President and Chief Executive Officer of Futurekids, Inc., a franchiser of computer training for children. From 1991 to 1993, Mr. Flatow was a Managing Partner and Senior Consultant for Hankin & Co., a middle-market management consulting firm and from 1986 to 1990, he was Chairman, President and Chief Executive Officer for Avalon Marketing, Inc., a consumer products and distribution company. Mr. Flatow held several executive positions at Avon Products, Inc., from 1969 to 1986, where his last position was Group Vice President for Sales and Distribution.

Gerald M. Starek has been a Director of the Company since March 1999, and has served as a Director of Advanced Energy Industries, Inc. since 1998 (NASDAQ: AEIS). From 1993 to 1995, Mr. Starek served on the Board of Directors of Systems Chemistry, Inc., a privately held company that was purchased in 1995 by SubMicron Systems, Inc. Previously, Mr. Starek served as President, Chief Executive Officer and Chairman of the Silicon Valley Group, a supplier of automated wafer processing equipment for the semiconductor industry, which he founded in 1977.

The Board of Directors recommends a vote FOR each of the nominees as a director.

Proposal No. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kabani and Company, Inc. acted as the Independent Registered Public Accounting Firm for the Company during the fiscal year ended March 31, 2007. Representatives of this firm are expected to be present at the Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions.

The Board of Directors requests that stockholders ratify its selection of Kabani & Company, Inc. as our independent accountant for the current fiscal year. If the stockholders do not ratify the selection of Kabani & Company, Inc., the Audit Committee of the Board of Directors will select another firm of independent accountants.

On September 30, 2004, Singer Lewak Greenbaum & Goldstein, LLP (“SLGG”) resigned as our independent registered public accounting firm, effective immediately. On September 30, 2004, our Audit Committee approved the engagement of Kabani & Company, Inc. as our independent registered public accounting firm for the fiscal year ending March 31, 2005.

The report issued by SLGG in connection with our financial statements for each of the fiscal years ended March 31, 2004, and March 31, 2003, did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope, or accounting principles, except the report of the financial statements for us for the year ended March 31, 2003 which contained a paragraph expressing substantial doubt regarding our ability to continue as a going concern.

During the fiscal years ended March 31, 2004, and March 31, 2003, and the later interim period preceding the resignation of SLGG on September 30, 2004, there have been no disagreements with SLGG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B), if not resolved to the satisfaction of SLGG, would have caused SLGG to make a reference to the subject matter of such disagreement in connection with its reports,  and there occurred no events as defined in Item 304(a)(1)(iv)(B) of Regulation S-B.

During the fiscal years ended March 31, 2004 and March 31, 2003, and the later interim period through the date of our engagement with Kabani & Company, Inc on September 30, 2004, neither we nor anyone on our behalf consulted with Kabani & Company, Inc. regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

The following table sets forth fees billed to us by our auditors, Kabani & Company, Inc. and our former auditors, Singer Lewak Greenbaum & Goldstein during the fiscal years ended March 31, 2007 and March 31, 2006 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services by our auditor that are reasonably related to the performance of the audit or review of our financial statements and that are not reported as Audit Fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered. “All other fees” include fees related to (or paid for) in the fiscal year ended March 31, 2006 and fees related to fiscal year ended March 31, 2005.

		For the period ending
		March 31, 2006	March 31, 2007
(i)	Audit fees	$63,000	$59,000
(ii)	Audit related fees	25,000	—
(iii)	Tax fees	—	—
(iv)	All other fees	2,000	—
		$90,000	$59,000

The Audit Committee pre-approved all auditing services and non-audit services not prohibited by law to be performed by AML’s independent auditors. The Audit Committee also pre-approved all associated fees, except for de minimis amounts for non-audit services, which are approved by the Audit Committee prior to the audit.

The Board of Directors recommends a vote FOR the selection of Kabani & Company, Inc. as the Company’s Independent Registered Public Accounting Firm for the 2008 fiscal year.

Executive Compensation

The following executive compensation disclosure reflects all compensation awarded to, earned by or paid to the executive officers below for the fiscal year ended March 31, 2007. The following table summarizes all compensation for fiscal year 2007 received by our Chief Executive Officer, and the Company’s two most highly compensated executive officers who earned more than $100,000 in fiscal year 2007.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non- Equity Incentive Plan Compen- sation ($)	Non qualified Deferred Compen- sation Earnings ($)	All Other Compen- sation ($)		Total ($)
Jacob Inbar, Chief Executive Officer	2007	$160,000	—	—	$10,800	(1)	—	—	$11,400	(4)	$182,200
Edwin McAvoy, Vice President of Sales	2007	$130,000	—	—	$12,714	(2)	—	—	$8,400	(5)	$151,114
Tiberiu Mazilu, Vice President of Engineering	2007	$130,000	—	—	$9,000	(3)	—	—	$8,400	(5)	$147,400

(1)             30,000 shares of stock options were granted to Jacob Inbar on September 7, 2006. The value of the option award was calculated using the Black-Scholes option pricing model based on the following assumptions: weighted average life of 5 years; risk-free interest rate of 4.74%; volatility rate of 36.11%; and fair market value of $0.90 per share at date of grant.

(2)             25,000 shares of stock options were granted to Edwin McAvoy on September 7, 2006. The value of the option award was calculated using the Black-Scholes option pricing model based on the following assumptions: weighted average life of 10 years; risk-free interest rate of 4.79%; volatility rate of 36.11%; and fair market value of $0.90 per share at date of grant.

(3)             25,000 shares of stock options were granted to Tiberiu Mazilu on September 7, 2006. The value of the option award was calculated using the Black-Scholes option pricing model based on the following assumptions: weighted average life of 5 years; risk-free interest rate of 4.74%; volatility rate of 36.11%; and fair market value of $0.90 per share at date of grant.

(4)             The Company paid $11,400 to Jacob Inbar for car allowance.

(5)             The Company paid $8,400 each to Edwin McAvoy and Tiberiu Mazilu for car allowance.

The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each of our named executive officers outstanding as of March 31, 2007.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	OPTION AWARDS					STOCK AWARDS
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Jacob Inbar(1)	5,000	—	—	$3.063	7/26/2010	—	—	—	—
Jacob Inbar(1)	300,000	—	—	$0.970	5/30/2011	—	—	—	—
Jacob Inbar(1)	2,500	—	—	$0.650	9/17/2011	—	—	—	—
Jacob Inbar(1)	75,000	—	—	$0.147	3/14/2008	—	—	—	—
Jacob Inbar(2)	18,750	6,250	—	$0.670	10/28/2008	—	—	—	—
Jacob Inbar(3)	15,000	15,000	—	$1.420	6/14/2009	—	—	—	—
Jacob Inbar(4)	7,500	22,500	—	$1.050	6/8/2010	—	—	—	—
Jacob Inbar(5)	—	30,000	—	$0.900	9/7/2011	—	—	—	—
Edwin McAvoy(1)	250,000	—	—	$0.970	5/30/2011	—	—	—	—
Edwin McAvoy(1)	60,000	—	—	$0.140	3/14/2013	—	—	—	—
Edwin McAvoy(6)	15,000	5,000	—	$0.670	10/28/2013	—	—	—	—
Edwin McAvoy(7)	12,500	12,500	—	$1.420	6/14/2014	—	—	—	—
Edwin McAvoy(8)	6,250	18,750	—	$1.050	6/8/2015	—	—	—	—
Edwin McAvoy(9)	—	25,000	—	$0.900	9/7/2016	—	—	—	—
Tiberiu Mazilu(1)	250,000	—	—	$0.970	5/30/2011	—	—	—	—
Tiberiu Mazilu(1)	60,000	—	—	$0.140	3/14/2008	—	—	—	—
Tiberiu Mazilu(6)	15,000	5,000	—	$0.670	10/28/2008	—	—	—	—
Tiberiu Mazilu(7)	12,500	12,500	—	$1.420	6/14/2009	—	—	—	—
Tiberiu Mazilu(8)	6,250	18,750	—	$1.050	6/8/2010	—	—	—	—
Tiberiu Mazilu(9)	—	25,000	—	$0.900	9/7/2011	—	—	—	—

(1)                This option was fully vested as of March 31, 2007.

(2)                6,250 options vest each year on October 28 starting October 28, 2004.

(3)                7,500 options vest each year on June 14 starting June 14, 2005.

(4)                7,500 options vest each year on June 8 starting June 8, 2006.

(5)                10,000 options vest each year on September 7 starting on September 7, 2007.

(6)                5,000 options vest each year on October 28 starting on October 28, 2004.

(7)                6,250 options vest each year on June 14 starting June 14, 2005.

(8)                6,250 options vest each year on June 8 starting June 8, 2006.

(9)                8,333 options vest each year on September 7 starting September 7, 2007.

Director Compensation

The following director compensation disclosure reflects all compensation awarded to, earned by or paid to the directors below for the fiscal year ended March 31, 2007.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Richard Flatow(1)	$17,100	—	$3,825	(3)	—	—	—	$20,925
Gerald Starek(2)	$17,100	—	$3,825	(3)	—	—	—	$20,925

(1)          The aggregate number of stock awards and option awards issued to Mr. Flatow and outstanding as of March 31, 2007 is 8,929 and 165,000, respectively.

(2)          The aggregate number of stock awards and option awards issued to Mr. Starek and outstanding as of March 31, 2007 is 214,017 and 123,750, respectively.

(3)          7,500 shares of stock options were granted to Mr. Flatow and Mr. Starek on September 7, 2006. The value of the option award was calculated using the Black-Scholes option pricing model based on the following assumptions: weighted average life of 10 years; risk-free interest rate of 4.79%; volatility rate of 36.11%; and fair market value of $0.90 per share at date of grant.

Directors who are also officers of the Company receive no additional compensation for their services as directors. For fiscal 2007, each non-employee director received an annual retainer and meeting fees of $17,100, plus out of pocket expenses. Additionally, these non-employee directors were awarded options during the fiscal year ended March 31, 2007, to purchase 7,500 shares of Common Stock at a price of $.90 per share. In addition, under the terms of the Company’s 2005 Equity Incentive Plan (“2005 Plan”), each non-employee director may receive discretionary awards of shares of Common Stock. Non-employee directors are not eligible to be considered for the grant of Incentive Stock Options. No non-employee director may be granted Options in excess of 50,000 shares of Common Stock during any one calendar year.

Certain Relationships and Related Transactions

There were no transactions in which the Company and any related person had or will have a direct or indirect material interest since the beginning of the last fiscal year.

BOARD OF DIRECTORS AND COMMITTEES

Committees of the Board

The Board of Directors has delegated certain of its authority to a Compensation Committee and an Audit Committee. Both Committees are composed of Messrs. Flatow and Starek, with Mr. Flatow serving as chairman of the Compensation Committee and Mr. Starek serving as chairman of the Audit Committee. No member of either committee is a former or current officer or employee of the Company.

The Compensation Committee reviews executive salaries and administers any bonus, incentive compensation and stock option plans of the Company, including the Company’s Amended and Restated 1995 Stock Incentive Plan and 2005 Equity Incentive Plan. In addition, the Compensation Committee consults with management of the Company regarding pension and other benefit plans, and compensation policies and practices of the Company.

The Audit Committee was established in accordance with Section 3(a) (58)A of the Securities Exchange Act of 1933, as amended. The Audit Committee reviews the professional services provided by the Company’s independent auditors, the independence of such auditors from management of the Company, the annual financial statements of the Company and the Company’s system of internal accounting controls. The Audit Committee also reviews such other matters with respect to the accounting, auditing and financial reporting practices and procedures of the Company as it may find appropriate or as may be brought to its attention. The report of the audit committee is attached as Exhibit “A” to this proxy statement. Our Board of Directors has adopted a written charter for the audit committee.

The Company does not have a nominating committee. Nominations for the election of directors are made by the full Board of Directors.

We have no policy with regard to attendance by Board Members at our Annual Meetings. Jacob Inbar, Tiberiu Mazilu, Edwin McAvoy, and Richard Flatow, all duly elected members of the board, were in attendance at our September 7, 2006 Annual Meeting.

Board and Committee Attendance

From April 1, 2006 through March 31, 2007, the end of the Company’s fiscal year, the Board of Directors held eight meetings. No Director attended fewer than 88% of the aggregate of all meetings of the Board of Directors and the committees to which he was named. The Audit Committee held four meetings and the Compensation Committee held four meetings during the fiscal year.

Audit Committee Financial Expert

Two board members, Gerald Starek, and Richard Flatow, qualify as Audit Committee Financial Experts. An Audit Committee Financial Expert is defined as a person who has the following attributes:

•       An understanding of generally accepted accounting principles and financials statements;

•       The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

•       Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements, or experience actively supervising one or more persons engaged in such activities.

Each of our Audit Committee Financial Experts is independent, as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

COMMUNICATIONS WITH MEMBERS OF THE BOARD OF DIRECTORS

The Board of Directors has not established a formal process for stockholders to send communications to its members. Any stockholder may send a communication to any member of the Board of Directors in care of our address below:

AML Communications Inc.
Attn: Corporate Secretary
1000 Avenida Acaso
Camarillo, CA 93012
Telephone: (805) 388-1345

If a communication is sent to our address, we will forward any such communication to the Board member. If the stockholder would like the communication to be confidential, it should be so marked.

NOMINATIONS TO THE BOARD OF DIRECTORS

Our Board of Directors acts as our nominating committee. We do not have a charter governing the manner in which individuals are nominated to the Board of Directors. Two of our five directors are “independent”, as the term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards.

The Board of Directors, acting as a nominating committee, does not have a policy with regard to the consideration of any director candidates recommended by stockholders. The Board of Directors has made no determination as to whether or not such a policy should be adopted. The Board of Directors will consider candidates recommended by stockholders. Stockholders wishing to recommend a candidate for membership on the Board of Directors should submit to us the name of the individual and other pertinent information, including a short biography and contact information.

We do not have specific minimum qualifications that a person must meet in order to serve on our Board of Directors. Because our Board is small, our goal is to achieve a balance among the members, so that the knowledge, experience and capabilities each brings to the group will complement the others. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry and diversity of business experience and expertise, among other factors. Although none of our stockholders has submitted the name of a candidate for nomination as a director to us, the Board would not use different standards to evaluate such a nominee. To date, we have not paid any third parties to assist us in finding suitable candidates to serve as directors. All of our nominees are directors standing for re-election. Three of the directors standing for re-election are also our officers. Each nominee to our Board of Directors expressed a willingness to serve during the next fiscal year and, based on a review of his qualifications, each nominee was deemed to be a suitable candidate for nomination.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires directors, certain officers of the Company and persons holding more than 10% of the Company’s Common Stock to file reports concerning their ownership of Common Stock by dates established under the Exchange Act and also requires that the Company disclose in the Proxy Statement any non-compliance with those requirements during the fiscal year ended March 31, 2007. Based solely upon a review of reports delivered to the Company for fiscal year 2007, the Company believes that all Section 16(a) filing requirements were satisfied.

STOCKHOLDER PROPOSALS

No proposals have been submitted by stockholders for consideration at the Annual Meeting. Any proposal relating to a proper subject which an eligible stockholder of the Company may intend to present for action at the 2008 Annual Meeting of Stockholders must be received by April 5, 2008 to be considered for inclusion in the Company’s Proxy Statement and form of Proxy relating to that meeting. The Board of Directors of the Company will review any proposals from eligible stockholders which it receives by that date and, with the advice of counsel, will determine whether any such proposal will be included in its 2008 proxy solicitation materials under applicable proxy rules of the Securities and Exchange Commission.

CODE OF ETHICS

On July 15, 2005, our Board of Directors approved the adoption of the “Code of Business Conduct and Ethics” policy. We will provide to any person, without charge, upon request, a copy of our Code of Ethics. A request for a copy should be made in writing to AML Communications Inc., Attn: Corporate Services, 1000 Avenida Acaso, Camarillo, CA 93012.

OTHER MATTERS

The Company does not know of any business other than that described herein which will be presented for consideration or action by the stockholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares represented by Proxies will be voted in accordance with the best judgment of the persons named therein or their substitutes.

ANNUAL REPORT

The Company’s 2007 Annual Report to Stockholders is being mailed to stockholders together with this Proxy Statement. Stockholders are referred to the report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

FORM 10-KSB ANNUAL REPORT

The Company will provide to any stockholder, without charge, a copy of its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2007 including financial statements, filed with the SEC, upon the request of such stockholder. Requests should be directed to AML Communications, Inc., Attention: Investor Relations, 1000 Avenida Acaso, Camarillo, CA 93012.

By Order of the Board of Directors,

Edwin J. McAvoy
Secretary
Camarillo, California
July 27, 2007

EXHIBIT “A”

AUDIT COMMITTEE REPORT

The following information shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically incorporates this report by reference, and shall not otherwise be deemed filed under such Acts or regulations thereunder.

June 28, 2007

The audit committee reviews the Company’s financial reporting process on behalf of the AML’s board of directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent auditors are responsible for expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

In this context, the audit committee has reviewed and discussed with management and the independent auditors the audited financial statements. The audit committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the audit committee has received from the independent auditors the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from AML Communications, Inc., and its management. The audit committee has also considered whether the independent auditors’ provision of other non-audit services to the Company is compatible with the auditor’s independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Company’s board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the year ended March 31, 2007.

Submitted by the AML Communications, Inc. Audit Committee
Gerald M. Starek, Chairman
Richard W. Flatow

A-1

ANNUAL MEETING OF STOCKHOLDERS OF

AML COMMUNICATIONS, INC.

September 13, 2007

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of five (5) Directors:

NOMINEES:
☐ FOR ALL NOMINEES		☐ Jacob Inbar
☐ Richard Flatow
☐	WITHHOLD AUTHORITY	☐ Tiberiu Mazilu, Ph.D.
	FOR ALL NOMINEES	☐ Edwin J. McAvoy
☐ Gerald M. Starek
☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

	FOR	AGAINST	ABSTAIN
2. Ratification of Independent Registered Public Accounting Firm Kabani & Company, Inc.:	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) LISTED AT LEFT.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

AML COMMUNICATIONS, INC.

September 13, 2007

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

- OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

- OR -

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of five (5) Directors:

NOMINEES:
☐	FOR ALL NOMINEES	☐ Jacob Inbar
☐ Richard Flatow
☐	WITHHOLD AUTHORITY	☐ Tibeilu Mazilu, Ph.D.
	FOR ALL NOMINEES	☐ Edwin J. McAvoy
☐ Gerald M. Starek
☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

	FOR	AGAINST	ABSTAIN
2. Ratification of Independent Registered Public Accounting Firm Kabani & Company, Inc.:	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) LISTED AT LEFT.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your came or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing an executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
AML COMMUNICATIONS, INC.
1000 Avenida Acaso, Camarillo, CA 93012
PROXY FOR THE 2007 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
SEPTEMBER 13, 2007

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement for the 2007 Annual Meeting of Stockholders, revokes all prior proxies, and hereby appoints Jacob Inbar and Edwin J. McAvoy, and each of them, acting alone, as attorneys, agents and proxies of the undersigned, each with the power to appoint and substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock of AML Communications, Inc. (the “Company”) held of record by the undersigned on July 20, 2007 at the 2007 Annual Meeting of Stockholders to be held on September 13, 2007 and at any postponements or adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED; HOWEVER, IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE(S) FOR DIRECTOR LISTED AND IN THE DISCRETION OF THE PROXIES ON ALL SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2007 ANNUAL MEETING OF STOCKHOLDERS.

(Continued on reverse side)